UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

EXELIXIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-30235

Delaware	04-3257395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of Principal Executive Offices, Including Zip Code)

(650) 837-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 27, 2006, Exelixis, Inc. issued a press release announcing that it is offering to sell, subject to market and other conditions, 9,000,000 shares of its common stock pursuant to an effective shelf registration statement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Exelixis, Inc. Press Release dated September 27, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

Date: September 27, 2006	By:	/s/ Christoph Pereira
Christoph Pereira Vice President, Legal Affairs and Secretary

EXHIBIT LIST

Exhibit No.	Description

99.1	Exelixis, Inc. Press Release dated September 27, 2006.